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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 1997


                          ---------------------------


                             COMMODORE MEDIA, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                     33-92732                 13-3034720
     (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


   500 FIFTH AVENUE
      SUITE 3000                                                 10110
  NEW YORK, NEW YORK                                           (Zip code)
(Address of principal
  executive offices)


       Registrant's telephone number, including area code: (212) 302-2727


                                 NOT APPLICABLE
                 (former address if changed since last report)


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                        TABLE OF ADDITIONAL REGISTRANTS

                                                                             Primary Standard
                                                        State or Other         Industrial           I.R.S. Employer
                                                       Jurisdiction of        Classification         Identification
                NAME                                    Incorporation             Number                 Number
---------------------------------------------          ----------------       ---------------        --------------
Commodore Media of Delaware, Inc.                          Delaware                4832                51-0286804
Commodore Media of Kentucky, Inc.                          Delaware                4832                61-0997863
Commodore Media of Pennsylvania, Inc.                      Delaware                4832                23-2207457
Commodore Media of Norwalk, Inc.                           Delaware                4832                06-1277523
Commodore Media of Florida, Inc.                           Delaware                4832                59-2813110
Commodore Media of Westchester, Inc.                       Delaware                4832                13-3356485
Atlantic Star Communications, Inc.
  (formerly named Commodore Holdings, Inc.)                Delaware                4832                13-3858506
Capstar Acquisition Company, Inc.                          Delaware                4832                74-2819327
Danbury Broadcasting, Inc.                                 Connecticut             4832                13-3653113
Southern Star Communications, Inc.
  (formerly named Osborn Communications                    Delaware                4832                06-1142367
  Corporation)
Asheville Broadcasting Corp.                               Delaware                4832                56-1859801
Atlantic City Broadcasting Corp.                           Delaware                4832                22-3274908
Beatrice Broadcasting Corp.                                Delaware                4832                06-1142368
Breadbasket Broadcasting Corporation                       Delaware                4832                06-1443379
Corkscrew Broadcasting Corporation                         Delaware                4832                65-0466131
Currey Broadcasting Corporation                            Delaware                4832                13-3358952
Daytona Beach Broadcasting Corp.                           Delaware                4832                59-3223390
Great American East, Inc.                                  North Carolina          4832                56-1580032
Houndstooth Broadcasting Corporation                       Delaware                4832                06-1469230
Jamboree in the Hills, Inc.                                Delaware                4832                55-0709712
Ladner Communications Holding Corp.                        Delaware                4832                13-3465060
Mountain Radio Corporation                                 Delaware                4832                13-3401043
Music Hall Club, Inc.                                      West Virginia           4832                55-0699199
Nelson Broadcasting Corporation                            Delaware                4832                13-3358975
O.C.C., Inc.                                               Delaware                4832                13-3449243
Orange Communications, Inc.                                Delaware                4832                13-3387461
Osborn Entertainment Enterprises Corporation               Delaware                4832                13-3465115
Osborn Sound & Communications Corp.                        Delaware                4832                34-1501274
RKZ Television, Inc.                                       Delaware                4832                58-1740585
Rainbow Broadcasting Corporation                           Delaware                4832                63-1110166
Short Broadcasting Corporation                             Delaware                4832                31-1255866
SNG Holdings, Inc.                                         Delaware                4832                13-3702089
Southeast Radio Holding Corp.                              Delaware                4832                06-1422492
Waite Broadcasting Corp.                                   Delaware                4832                06-1142386
Yellow Brick Radio Corporation                             Delaware                4832                13-3401042
Ameron Broadcasting Corporation                            Delaware                4832                74-2818962
WNOK Acquisition Company, Inc.                             Delaware                4832                74-2818961


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On October 16, 1996, Capstar Broadcasting Partners, Inc. (the "Company") acquired Commodore Media, Inc. (the "Registrant"). The Company engages Coopers & Lybrand L.L.P. as its independent accountants. As a result, on May 3, 1997, the Registrant, with the approval of its Board of Directors, dismissed Ernst & Young LLP ("Ernst & Young") as its independent accountants and engaged Coopers & Lybrand L.L.P. Ernst & Young's reports on the financial statements of the Company for fiscal years 1996 and 1995 are unqualified and do not contain an adverse or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles. Additionally, no reportable conditions or material weaknesses were identified during Ernst & Young's audits of the financial statements for fiscal years 1996 and 1995. During Ernst & Young's appointment as independent accounts, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure which if not resolved to Ernst & Young's satisfaction would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with Ernst & Young's reports on the Registrant's financial statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         16.1       Letter regarding change in certifying accountant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       COMMODORE MEDIA, INC.
                                       (Registrant)



                                       By: /s/ William S. Banowsky, Jr.
                                           -----------------------------------
                                       Name:   William S. Banowsky, Jr.
                                       Title:  Vice President

Date:    May 3, 1997

         Pursuant to the requirements of the Securities Exchange Act of 1934, the additional registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       Commodore Media of Delaware, Inc.
                                       Commodore Media of Kentucky, Inc.
                                       Commodore Media of Pennsylvania, Inc.
                                       Commodore Media of Norwalk, Inc.
                                       Commodore Media of Florida, Inc.
                                       Commodore Media of Westchester, Inc.
                                       Atlantic Star Communications, Inc.
                                       Danbury Broadcasting, Inc.
                                       Capstar Acquisition Company, Inc.
                                       Southern Star Communications, Inc.
                                       Asheville Broadcasting Corp.
                                       Atlantic City Broadcasting Corp.
                                       Beatrice Broadcasting Corp.
                                       Breadbasket Broadcasting Corporation
                                       Corkscrew  Broadcasting Corporation
                                       Currey Broadcasting Corporation
                                       Daytona Beach Broadcasting Corp.
                                       Great American East, Inc.
                                       Houndstooth Broadcasting Corporation
                                       Jamboree in the Hills, Inc.
                                       Ladner Communications Holding Corp.
                                       Mountain Radio Corporation


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                                   Nelson Broadcasting Corporation
                                   O.C.C., Inc.
                                   Orange Communications, Inc.
                                   Osborn Entertainment Enterprises Corporation
                                   Osborn Sound & Communications Corp.
                                   RKZ Television, Inc.
                                   Rainbow Broadcasting Corporation
                                   Short Broadcasting Corporation
                                   SNG Holdings, Inc.
                                   Southeast Radio Holding Corp.
                                   Waite Broadcasting Corp.
                                   Yellow Brick Radio Corporation
                                   Ameron Broadcasting Corporation
                                   WNOK Acquisition Company, Inc.



                                   By:  /s/ William S. Banowsky Jr.
                                        --------------------------------
                                   Name:    William S. Banowsky, Jr.
                                   Title:   Vice President

Date:    May 3, 1997

                                   Music Hall Club, Inc.



                                   By:  /s/ Larry Anderson
                                        --------------------------------
                                   Name:    Larry Anderson
                                   Title:   President


Date:  May 3, 1997

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                                                                    PAGE
-------                                                                   -----
 16.1      Letter regarding change in certifying accountant